                                                                    EXHIBIT 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement of
Woodroast Systems, Inc. on Form S-3 (File No. 333-    ) of our report dated
February 13, 1997 on our audits of the consolidated financial statements and financial statement schedule of Woodroast Systems, Inc. We consent to the reference to our Firm under the caption "Experts."


                                                LUND KOEHLER COX & COMPANY, PLLP


Minneapolis, Minnesota
March 19, 1998